SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 17, 2008

SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	033-10456	56-2416925
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

6 Youpeng Road, Qufu, Shandong, China 273100

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 537-4424999)
(ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On December 17, 2008, Sunwin International Neutraceuticals, Inc. (the "Company") issued a press release to announce financial results for the six months ended October 31, 2008.

    A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

    The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1           Press Release of Sunwin International Neutraceuticals, Inc. dated December 17, 2008 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunwin International Neutraceuticals, Inc.

Date: December 17, 2008	By:	/s/ Dongdong Lin
Dongdong Lin, Chief Executive Officer